UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 15, 2012

COVANTA HOLDING CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Delaware	1-06732	95-6021257
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

445 South Street Morristown, New Jersey		07960
(Address of principal executive offices)		(Zip Code)

(862) 345-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On November 15, 2012, Covanta Holding Corporation (the “Company”) entered in to a Loan Agreement, dated as of November 1, 2012 (the “MA Loan Agreement”), with the Massachusetts Development Finance Agency (the “MA Issuer”), pursuant to which the MA Issuer will (a) issue and sell (i) $20,000,000 principal amount of 4.875% Resource Recovery Revenue Bonds (Covanta Energy Project), Series 2012A (AMT) due November 1, 2027 (the “MA Series A Bonds”), (ii) $67,225,000 principal amount of 4.875% Resource Recovery Refunding Revenue Bonds (Covanta Energy Project), Series 2012B (Non-AMT) due November 1, 2042 (the “MA Series B Bonds”) and (iii) $82,370,000 principal amount of 5.25% Resource Recovery Refunding Revenue Bonds (Covanta Energy Project), Series 2012C (Non-AMT) due November 1, 2042 (the “MA Series C Bonds,” and together with the MA Series A Bonds and the MA Series B Bonds, the “Massachusetts Bonds”) and (b) loan the proceeds of the Massachusetts Bonds to the Company for the purposes of (i) financing the acquisition, construction and equipping of certain solid waste disposal facilities in Massachusetts (the “Massachusetts Projects”), (ii) redeeming the outstanding principal balance of the MA Issuer’s Resource Recovery Revenue Bonds (SEMASS System), Series 2001A, and (iii) redeeming the outstanding principal balance of the MA Issuer’s Resource Recovery Revenue Refunding Bonds (Ogden Haverhill Project) series 1998A, Series 1998B and Series 1999A. Principal and interest on the Massachusetts Bonds will be payable from the loan repayments received by the MA Issuer from the Company pursuant to the MA Loan Agreement. The offering of the MA Series A Bonds and the MA Series B Bonds closed on November 15, 2012. The offering of the MA Series C Bonds is expected to close on or about November 30, 2012.

On November 15, 2012, the Company entered into a Loan Agreement, dated as of November 1, 2012 (the “Niagara Loan Agreement,” and together with the MA Loan Agreement, the “Loan Agreements”), with the Niagara Area Development Corporation (the “Niagara Issuer”), pursuant to which the Niagara Issuer will (a) issue and sell (i) $130,000,000 principal amount of 5.25% Solid Waste Disposal Facility Refunding Revenue Bonds (Covanta Energy Project), Series 2012A (AMT) due November 1, 2042 (the “Niagara Series A Bonds”), and (ii) $35,010,000 principal amount of 4.00% Solid Waste Disposal Facility Refunding Revenue Bonds (Covanta Energy Project), Series 2012B (Non-AMT) due November 1, 2024 (the “Niagara Series B Bonds,” and together with the Niagara Series A Bonds, the “Niagara Bonds”) and (b) loan the proceeds of the Niagara Bonds to the Company for the purposes of the refunding of (i) Niagara County Industrial Development Agency $40,000,000 (original principal amount) Solid Waste Disposal Facility Revenue Refunding Bonds (American Ref-Fuel Company of Niagara, L.P. Facility), Series 2001A (AMT) (the “Series 2001A Bonds”); (ii) Niagara County Industrial Development Agency $45,000,000 (original principal amount) Solid Waste Disposal Facility Revenue Refunding Bonds (American Ref-Fuel Company of Niagara, L.P. Facility), Series 2001B (AMT) (the “Series 2001B Bonds”); (iii) Niagara County Industrial Development Agency $45,000,000 (original principal amount) Solid Waste Disposal Facility Revenue Refunding Bonds (American Ref-Fuel Company of Niagara, L.P. Facility), Series 2001C (AMT) (the “Series 2001C Bonds”); and (iv) Niagara County Industrial Development Agency $35,010,000 (original principal amount) Solid Waste Disposal Facility Revenue Refunding Bonds (American Ref-Fuel Company of Niagara, L.P. Facility), Series 2001D (Non-AMT), which were used to finance and refinance the design, construction and acquisition of certain facilities for the disposal of solid waste in Niagara Falls, New York (the “Niagara Projects”). Principal and interest on the Niagara Bonds will be payable from the loan repayments received by the Niagara Issuer from the Company pursuant to the Niagara Loan Agreement. The offering of the Niagara Bonds closed on November 15, 2012.

The Company’s obligations under each of the Loan Agreements are guaranteed by Covanta Energy Corporation (“Covanta Energy”), the Company’s wholly-owned subsidiary, pursuant to separate Guaranty Agreements, each dated as of November 1, 2012, by and between Covanta Energy and the Trustee, and relating to the MA Loan Agreement and the Niagara Loan Agreement, respectively (collectively, the “Guaranty Agreements”). Pursuant to each Guaranty Agreement, Covanta Energy unconditionally guarantees the full and prompt payment of all amounts due from the Company under the respective Loan Agreement.

Each of the Loan Agreements contains customary events of default, including failure of the Company to make any payments when due, failure of the Company to perform its covenants under the respective Loan Agreement, and the bankruptcy or insolvency of the Company. Additionally, each of the Loan Agreements contains cross-default provisions that relate to the Company’s other indebtedness. Upon the occurrence of an event of default, the unpaid balance of the loan under the applicable Loan Agreement will become due and payable immediately.

The Massachusetts Bonds and the Niagara Bonds are issued pursuant to separate Indentures of Trust between each of the MA Issuer and the Niagara Issuer, respectively, and Wells Fargo Bank, National Association, which contain certain terms governing the Massachusetts Bonds and the Niagara Bonds, respectively, including mandatory redemption requirements in the event that (i) the respective Loan Agreement is determined to be invalid, or (ii) the Massachusetts Bonds or the Niagara Bonds, respectively, are determined to be taxable. In the event of a mandatory redemption of the Massachusetts Bonds or the Niagara Bonds, the Company has an obligation under each respective Loan Agreement to prepay the respective loan in order to fund the redemption.

The offering of the Bonds was not registered under the Securities Act of 1933, as amended, pursuant to an applicable exemption from registration.

The foregoing description of the material terms of the MA Loan Agreement, the Niagara Loan Agreement and the respective Guaranty Agreements is qualified in its entirety by reference to the respective agreements, which are attached hereto as Exhibits 10.1, 10.2, 10.3 and 10.4 respectively, and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired – Not Applicable

(b)	Pro Forma Financial Information – Not Applicable

(c)	Exhibits

Exhibit No.	Exhibit

10.1	Loan Agreement, dated as of November 1, 2012, by and between Covanta Holding Corporation and the Massachusetts Development Finance Agency.

10.2	Loan Agreement, dated as of November 1, 2012, by and between Covanta Holding Corporation and the Niagara Area Development Corporation.

10.3	Guaranty Agreement, dated as of November 1, 2012, by and between Covanta Energy Corporation and Wells Fargo Bank, National Association.

10.4	Guaranty Agreement, dated as of November 1, 2012, by and between Covanta Energy Corporation and Wells Fargo Bank, National Association.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 19, 2012

COVANTA HOLDING CORPORATION

(Registrant)

By:	/s/ Timothy J. Simpson
Name:	Timothy J. Simpson
Title:	Executive Vice President, General Counsel and Secretary

COVANTA HOLDING CORPORATION

EXHIBIT INDEX

Exhibit No.	Exhibit

10.1	Loan Agreement, dated as of November 1, 2012, by and between Covanta Holding Corporation and the Massachusetts Development Finance Agency.

10.2	Loan Agreement, dated as of November 1, 2012, by and between Covanta Holding Corporation and the Niagara Area Development Corporation.

10.3	Guaranty Agreement, dated as of November 1, 2012, by and between Covanta Energy Corporation and Wells Fargo Bank, National Association.

10.4	Guaranty Agreement, dated as of November 1, 2012, by and between Covanta Energy Corporation and Wells Fargo Bank, National Association.